UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2019

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2019, the Board of Directors (“Board”) of Premier, Inc. (“Premier” or the “Company”) approved an increase in the size of the Board from sixteen (16) directors to eighteen (18) directors and appointed John T. Bigalke to the Board to fill one of the resulting vacancies, effective immediately. Mr. Bigalke will be an independent director. The Board is in the process of evaluating additional candidates and expects to appoint a new independent director to fill the second vacancy created by the expansion of the Board.

As previously disclosed, effective July 31, 2019, the Company no longer qualified for the “controlled company” exemption under the rules of the NASDAQ Stock Market, Inc. (“NASDAQ”). As a result, the Company must fully comply with all general NASDAQ rules regarding board and committee composition, including having a majority of independent directors on the Board of Directors, by July 31, 2020. Mr. Bigalke’s appointment is part of the Company’s plan for timely compliance with the NASDAQ rules. The Company anticipates that, effective as of July 31, 2020, the size of the Board will be reduced to fifteen (15) directors, comprised of eight (8) independent directors, six (6) member-directors and the Company’s Chief Executive Officer.

Mr. Bigalke, age 65, has served as the Chief Executive Officer of Second Half Healthcare Advisors, a healthcare strategy firm in Orlando, Florida, since its founding by Mr. Bigalke in 2016. Previously, he was with Deloitte USA LLP from 1998 to 2016, including serving as Vice Chairman and National Industry Leader for the Health Care and Life Science Practice from 2002 until 2012 and Vice Chairman and Senior Partner, Global Health Care Practice from 2012 to 2016. Mr. Bigalke currently serves on the Board of Directors of Progenity, Inc., a privately held biotechnology company (Audit Committee Chair and member of Nominating and Governance Committee) and AdventHealth ((non-voting) member of Audit Committee, Finance and Strategy Committee and Risk and Corporate Responsibility Committee). He also serves on the Advisory Board of Concord Healthcare Management Services, LLC and Vaxcare, Inc. (Chair). He previously served on the boards of Deloitte USA, LLP (Chair of Audit and Finance committee and member of Executive Committee, Risk Committee and Strategy Committee) and the Healthcare Financial Management Association (Strategy Committee and Executive Committee). Mr. Bigalke obtained a bachelor’s degree from Clemson University and completed the Leadership Development Program at Columbia University Graduate School of Business and the Executive Leadership Program at the Wharton School of the University of Pennsylvania. Mr. Bigalke is a licensed Certified Public Accountant.

The Company believes that Mr. Bigalke’s qualifications to serve on the Company’s Board include his strong financial background and broad understanding of the healthcare ecosystem through his consulting work across multiple different healthcare organizations. Mr. Bigalke will be a Class I director whose term will expire at the annual meeting of stockholders that is expected to be held in December 2020. He has been appointed to serve on the Board’s Audit and Compliance Committee and Compensation Committee. The Board has determined that Mr. Bigalke satisfies the independence requirements under the rules of the Securities and Exchange Commission (“SEC”) and that he is independent and financially literate for purposes of the NASDAQ corporate governance listing standards.

In connection with his appointment to the Board, Mr. Bigalke is expected to receive the compensation for “outside directors” set forth under the caption “Compensation of Directors” in the Company’s Definitive Proxy Statement for the 2019 Annual Meeting of Stockholders, dated and filed with the SEC on October 23, 2019, which description is incorporated herein by reference. Additionally, it is expected that the Company and Mr. Bigalke will enter into a standard form of Indemnification Agreement pursuant to which the Company agrees to provide for the indemnification of and the advancement of expenses to Mr. Bigalke and for the continued coverage of Mr. Bigalke under the Company’s directors’ and officers’ liability insurance policies. The form of this Indemnification Agreement is included as Exhibit 10.1, and the information contained therein is incorporated herein by reference.

There are no arrangements or understandings between Mr. Bigalke and any other person pursuant to which he was selected to serve as a director of the Company, nor is he a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2019, the Board approved and adopted an amendment to the Amended and Restated Bylaws of the Company (the “Bylaws”). The amendment provides for the appointment of a Lead Independent Director (“LID”) and removes references to the Company’s status as a “controlled company” under NASDAQ rules. Under the amendment to the Bylaws, unless the Chair of the Board is an independent director, the Board’s independent directors will annually elect a LID upon the recommendation of the Nominating and Governance Committee. The

amended Bylaws also provide that in the absence of the Chair of the Board or at the Chair’s direction, the LID, or in the LID’s absence or at the LID’s direction, any officer of the Company may call meetings of the stockholders to order and act as chair of any such meetings. The LID must be a currently serving independent director who is not an officer of the Company and will perform such duties and may exercise such powers as are set forth in the Bylaws or otherwise prescribed by the Board. No other provisions of the Bylaws were modified. The Board, acting through its independent directors and upon the recommendation of the Nominating and Governance Committee, appointed current independent director William E. Mayer as LID, effective immediately.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the terms of the Amended and Restated Bylaws, effective October 24, 2019, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01. Other Events.

In addition to the matters discussed above under Items 5.02 and 5.03, the Company has also taken the following actions as part of its transition plan to a majority independent Board and timely compliance with the NASDAQ rules.

Determination of Director Independence; New Chair of the Board

Richard J. Statuto has served as member-director on the Board since 2013. A “member-director” is a director employed by a stockholder hospital or health system or by a group affiliate or other non-provider organization affiliated with one or more member facilities participating in the Company’s group purchasing program. Although member-directors may nevertheless meet the quantifiable criteria set forth in the director independence definition contained in the listing standards of NASDAQ, because of each member-director’s employer’s relationship to the Company, the Company has historically deemed member-directors as not independent. Mr. Statuto terminated his service as the President and Chief Executive Officer of Bon Secours Health System in September 2018 after its merger with Mercy Health. After the merger, he accepted a consulting position with Bon Secours Mercy Health (“BSMH”). As previously disclosed in our proxy statement for the 2019 Annual Meeting of Stockholders, effective as of the conclusion of the August 8, 2019 Board meeting, (i) Mr. Statuto resigned as the Chair of the Board and (ii) Terry D. Shaw was elected by the Board to serve as the new Chair of the Board.

On August 31, 2019, Mr. Statuto’s consulting role with BSMH terminated. As a result of the change in his principal current employment and as required by Premier’s Corporate Governance Guidelines, Mr. Statuto submitted a letter of resignation dated September 27, 2019 to the Board, which letter the Board declined to accept. Mr. Statuto informed the Board that he did not have any employment, consulting or any other business or personal arrangements with BSMH or any other relationship with BSMH or any other member-owner of the Company that would interfere with his ability to exercise independent judgment in carrying out his responsibilities as a director of the Company. The Nominating and Governance Committee and the Board reviewed the information provided by Mr. Statuto and the SEC and NASDAQ independence rules and discussed with counsel Mr. Statuto’s ability to qualify as an independent director. Based on this review and these discussions, the Board determined that Mr. Statuto satisfies the requirements under SEC and NASDAQ rules and is eligible to serve on the Board as an independent director and on committees of the Board that are required to be comprised entirely of independent directors.

With the appointment of Mr. Bigalke to the Board and the independence determination with respect to Mr. Statuto, the Board is currently comprised of seventeen (17) members, seven (7) of whom are independent under the NASDAQ rules, nine (9) of whom are member-directors and one of whom is the Company’s Chief Executive Officer. As noted above, the Company anticipates that, effective as of July 31, 2020, the size of the Board will be reduced to fifteen (15) directors, comprised of eight (8) independent directors, six (6) member-directors and the Company’s Chief Executive Officer.

Lead Independent Director Policy

As part of the Company’s transition to a majority independent Board, on October 24, 2019, the Board adopted a Lead Independent Director Policy (the “LID Policy”) and, acting through its independent directors, appointed William E. Mayer as the Board’s LID. The LID Policy provides for the appointment of a LID when the Chair of the Board (the “Chair”) is not independent. The LID is elected annually by the majority of the Board’s independent directors at the next Board meeting following the annual meeting of the Company’s stockholders. Under the LID Policy, the LID must satisfy NASDAQ and other applicable independence requirements and must have served as a member of the Board for at least one year. Responsibilities of the LID include:

•	Presiding at all meetings of the Board at which the Chair is not present;

•	Calling and presiding over all executive sessions of independent directors;

•	Approving of all information sent to the Board, including meeting agendas, as well as Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	Serving as a liaison between the independent directors and the Chair;

•	Consulting and communicating with major stockholders and other external stakeholders if requested; and

•	Approving and coordinating the retention of advisors and seeking counsel from appropriate Company personnel, as necessary.

The Board also adopted corresponding changes to certain of the Company’s policies, including the Company’s Corporate Governance Guidelines, to reflect the adoption of the LID Policy and the establishment of the role of the LID. The full text of the LID Policy and the updated Corporate Governance Guidelines can be found on the Company’s corporate website at http://investors.premierinc.com/corporate-governance/.

Changes to Committee Composition

In connection with the termination of “controlled company” status under the NASDAQ rules on July 31, 2019, the Company is required to have each of its Audit and Compliance Committee, Compensation Committee and Nominating and Governance Committee (i) comprised of a majority of independent directors on or prior to October 31, 2019, and (ii) fully independent on or prior to July 31, 2020. The Company has historically maintained an Audit and Compliance Committee comprised entirely of independent directors in accordance with NASDAQ rules, and will continue to do so. As part of the Company’s plan for timely compliance with the NASDAQ rules, the Company has elected to accelerate compliance with the independent Compensation Committee and Nominating and Governance Committee composition requirements. On October 24, 2019, the Board reappointed all of its standing committees, such that the Compensation Committee and Nominating and Governance Committee include only directors that satisfy the independent director definition under the NASDAQ rules.

The revised committee rosters, effective immediately, are set forth below:

	Audit and Compliance Committee(1)	Compensation Committee	Nominating and Governance Committee	Finance Committee	Member Agreement Review Committee	Conflict Advisory Committee(2)
Barclay E. Berdan				X
Eric J. Bieber, MD				X
John T. Bigalke	X	X
Stephen R. D’Arcy	X	X	X			X
Jody R. Davids	X	X			X	X
Susan D. DeVore					X
William B. Downey				X
Peter S. Fine				Chair
Philip A. Incarnati				X
David H. Langstaff	X		X		X	X
William E. Mayer		Chair		X	Chair
Marc D. Miller				X
Marvin R. O’Quinn				X
Scott Reiner				X
Richard J. Statuto		X	Chair
Ellen C. Wolf	Chair		X		X	X

(1)	The Audit and Compliance Committee also oversees a Disclosure Committee that includes, among others, our General Counsel, Corporate Controller and Chief Ethics and Compliance Officer.
(2)	The Conflict Advisory Committee is chaired by our Chief Ethics and Compliance Officer and includes the directors identified above, as well as our General Counsel.

Amendment of Committee Charters

On October 24, 2019, the Board adopted amendments to the charters of the Compensation Committee and the Nominating and Governance Committee to require that each committee be comprised entirely of independent directors and where applicable, include changes related to the adoption of the LID Policy. No other provisions of the charters were amended. The full text of each charter can be found on the Company’s corporate website at http://investors.premierinc.com/corporate-governance/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.2	Amended and Restated Bylaws of Premier, Inc., effective as of October 24, 2019

10.1	Form of Indemnification Agreement (Incorporated by reference to Exhibit 10.29 to the Registration Statement, Amendment No. 1, to Form S-1 of Premier, Inc. filed on September 16, 2013—Commission File No. 333-190828.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
Name: Susan D. DeVore
Title: Chief Executive Officer

Date: October 24, 2019